UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 6, 2007

First Hartford Corporation
(Exact name of registrant as specified in its charter)

Maine	0-8862	01-00185800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (860) 646-6555

_________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST HARTFORD CORPORATION
FORM 8-K

March 8, 2007

Financial Obligation Matter

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet arrangement of a Registrant.

            On March 6, 2007 the Company purchased a 70 acre parcel of property in Edinburg, Texas for $10,260,000.  This property plus an additional 40 acres, which are under option to be purchased during 2007, will be used for a new multi-use shopping center to be known as The Shoppes at Rio Grande Valley.  The project scheduled to be built in phases during 2007-2010 could contain up to 1,000,000 square feet of retail space.

            A land loan of $7,100,000 was provided by UBS Real Estate Securities Inc. with interest calculated at 30 day LIBOR plus 3.5%.  The balance of the purchase price was paid from cash on hand.